UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2021

Intersect ENT, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36545	20-0280837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Adams Drive Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (650) 641-2100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value	XENT	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
Supplemental Disclosures to the Proxy Statement

As previously disclosed, on August 6, 2021, Intersect ENT, Inc. (“Intersect ENT”), Medtronic, Inc. (“Medtronic”) and Project Kraken Merger Sub, Inc. (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will merge with and into Intersect ENT, with Intersect ENT surviving the merger as a wholly-owned subsidiary of Medtronic (the “Merger”).

In connection with the Merger, Intersect ENT and Medtronic filed notification and report forms under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) with the U.S. Federal Trade Commission (the “FTC”) and the Antitrust Division of the U.S. Department of Justice on August 23, 2021.

On September 22, 2021, Intersect ENT and Medtronic each received a request for additional information and documentary materials (the “Second Request”) from the FTC in connection with the FTC’s review of the Merger.

The effect of the Second Request is to extend the waiting period imposed by the HSR Act until 30 days after Intersect ENT and Medtronic have substantially complied with the Second Request, unless that period is extended voluntarily by the parties or terminated sooner by the FTC. Both parties intend to continue to work cooperatively with the FTC in its review.

Completion of the Merger remains subject to the expiration or termination of the waiting period under the HSR Act and the satisfaction or waiver of the other closing conditions specified in the Merger Agreement.

Additional Information and Where to Find It

In connection with the Merger, Intersect ENT filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement on Schedule 14A (the “Proxy Statement”) on September 7, 2021, and the Proxy Statement was first sent to stockholders of Intersect ENT on or about September 7, 2021. The Proxy Statement contains important information about the proposed transactions. Intersect ENT may file other documents regarding the proposed transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS AND SECURITYHOLDERS OF INTERSECT ENT ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT INTERSECT ENT HAS FILED WITH THE SEC OR THAT ARE INCORPORATED BY REFERENCE THEREIN BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. This communication is not a substitute for the Proxy Statement or for any other document that Intersect ENT may file with the SEC and send to its stockholders in connection with the proposed transaction. The proposed transaction will be submitted to Intersect ENT’s stockholders for their consideration. Before making any voting decision, stockholders of Intersect ENT are urged to read the Proxy Statement and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction.

Stockholders of Intersect ENT are able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Intersect ENT and the proposed transaction, without charge, at the SEC’s website (http://www.sec.gov). Copies of the Proxy Statement and the filings with the SEC that are incorporated by reference therein can also be obtained, without charge, by contacting Intersect ENT’s Investor Relations by email at ir@intersectent.com, or by going to Intersect ENT’s Investor Relations page on its website at ir.intersectent.com and clicking on the link titled “Financial Information” to access Intersect ENT’s “SEC Filings.”

Participants in the Solicitation

Intersect ENT and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Stockholders may obtain information regarding the names, affiliations and interests of Intersect ENT’s directors and executive officers in Intersect ENT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 9, 2021, and its definitive proxy statement for the 2021 annual general meeting of stockholders, which was filed with the SEC on April 20, 2021. To the extent the holdings of Intersect ENT’s securities by Intersect ENT’s directors and executive officers have changed since the amounts set forth in Intersect ENT’s proxy statement for its 2020 annual general meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Securityholders may obtain information regarding the names, affiliations and interests of Medtronic’s directors and executive officers in Medtronic’s Annual Report on Form 10-K for the fiscal year ended April 30, 2021, which was filed with the SEC on June 25, 2021, and its definitive proxy statement for the 2020 annual general meeting of shareholders, which was filed with the SEC on October 13, 2020. Information regarding the interests of Intersect ENT’s directors and executive officers, which may, in some cases, be different than those of Intersect ENT’s stockholders generally, is included in its definitive Proxy Statement filed with the SEC in connection with the proposed transaction, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and other relevant materials filed with the SEC in connection with the proposed transaction. Free copies of this document may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This communication is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Notes Regarding Forward-Looking Statements

This communication, and any documents to which Intersect ENT refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). These forward-looking statements represent Intersect ENT’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Intersect ENT for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, without limitation, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Intersect ENT’s business and the price of the common stock of Intersect ENT, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the stockholders of Intersect ENT and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Intersect ENT’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Intersect ENT’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Intersect ENT related to the Merger Agreement or the proposed transaction, and (viii) unexpected costs, charges or expenses resulting from the proposed transaction. The risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. The extent to which the COVID-19 pandemic impacts the Company’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable, including, but not limited to, the duration and spread of the outbreak, its severity, the actions to contain the virus or treat its impact, and how quickly and to what extent normal economic and operating conditions can resume. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements, including those risks described in Intersect ENT’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Intersect ENT does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intersect ENT, Inc.
September 27, 2021
	By:	/s/ Patrick A. Broderick
Patrick A. Broderick
Executive Vice President, General Counsel, and Corporate Secretary